UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12(b) OR (g) OF THE

SECURITIES EXCHANGE ACT OF 1934

MOTIVATING THE MASSES INC.
(Name of small business issuer in its charter)

Nevada	88-0410660
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2121 Palomar Airport Road Suite 300 Carlsbad, CA 92011
(Address of principal executive offices)

(760) 931-9400
(Issuer’s telephone number)

Title of each class to be so registered	Name of each exchange on which registered:
Common Stock, $0.001

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box: [ ]

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box: [ X ]

Securities Act registration statement file number to which this form relates: 333-187554

Securities to be registered pursuant to Section 12(g) of the Act:

Common Stock, $0.001

(Title of class)

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INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1. Description of Registrant's Securities to be Registered.

Incorporation by reference to Registration Statement on Form S-1 filed with the Securities and Exchange Commission on March 27, 2013, as amended.

Item 2. Exhibits.

None

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized on October 21, 2013.

MOTIVATING THE MASSES

By: /s/ Lisa Nichols

Lisa Nichols

Chief Executive Officer and Director

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